                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K
                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  September 30, 1997



                          ASYST TECHNOLOGIES, INC.
           (Exact name of registrant as specified in its charter)


   California                    0-22114                        94-2944251
(State of jurisdiction)     (Commission File No.)             (IRS Employer
                                                            Identification No.)

                               48761 Kato Road
                              Fremont, CA 94538
            (Address of principal executive offices and zip code)



     Registrant's telephone number, including area code:  (510) 661-5000

                                       1.
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Item 5.  Other Events


On September 30, 1997, Asyst Technologies, Inc. (the "Registrant"), issued and sold 1,000,000 shares of its Common Stock (the "Shares") at a purchase price of $42.92 per share in a private placement to a group of funds managed by a single, large investment management firm. The Registrant has agreed to file a registration statement with the Securities and Exchange Commission to cover resales of the Shares from time to time by the purchaser. The terms and conditions of the private placement are set forth in the Common Stock Purchase Agreement, dated September 25, 1997 filed herewith as Exhibit 4.1 and the press release announcing such private placement is filed herewith as Exhibit 99.1. Both exhibits are incorporated herein by reference.


Item 7.   Financial Statements and Exhibits


(c)  Exhibits.

EXHIBIT
NUMBER         DESCRIPTION


4.1            Common Stock Purchase Agreement, dated September 25, 1997.
99.1           Press Release, dated October 1, 1997.

                                       2.
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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ASYST TECHNOLOGIES, INC.



Dated:   October 8, 1997           By: /s/ Douglas J. McCutcheon
                                       ____________________________________
                                         Douglas J. McCutcheon
                                         Senior Vice President and
                                         Chief Financial Officer

                                       3.
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                                EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION


4.1            Common Stock Purchase Agreement, dated September 25, 1997
99.1           Press Release, dated October 1, 1997.

                                       4.